Dear Current and Future Shareholders:

Who could possibly have guessed that rates would decline in the midst of an aggressive Federal Reserve ("Fed") tightening? During the quarter ending June 30, 2000, two-year Treasury note yields fell close to 15 basis points and five-year yields, almost 20. This occurred as the Fed raised short-term rates both on March 21, 2000 then again on May 16, 2000. The cause of the recent bull market and the two overriding factors affecting the municipal investment environment are, in our opinion, investor's confidence in Fed Chairman Greenspan's ability to fine-tune the economy and the collapsing supply of Treasury securities as the U.S. surplus continues to expand.

The key factor affecting the municipal market is the outlook for the U.S. economy including growth rates, inflation risk and the need for additional Fed tightenings. Chairman Greenspan, in recent testimony, suggested that he was "cautiously optimistic" that the recent slowing in consumer spending was noteworthy. He emphasized that the recent flattening in equity prices was curbing the wealth effect. Consumer debt burdens are weighing more heavily as interest rates have risen, and higher energy prices have acted as a tax hike by diverting discretionary income. Putting this all together, we feel that although the Fed may not be done raising interest rates, bond markets, including municipals, will continue to rally as it is perceived by investors that the tightening cycle is nearing an end.

The second factor affecting the municipal market is the diminishing supply of Treasury securities due to declining new issuance, and open market purchases of longer dated "off the run" securities by the Treasury. The net effect on Treasury yields is that they have fallen further than yields in other sectors. As a result, long-term municipal yields have increased sharply relative to their Treasury counterparts.

Lastly, and to a lessor extent, the issuance of municipal bonds is running behind 1999 year-to-date levels. The two reasons for this are: 1) the increase in interest rates in the second half of 1999 and into 2000 eliminated the economic incentive of refunding outstanding issues, and 2) The strength of the U.S. economy has allowed many municipalities to utilize pay-as-you-go financing using current budgetary revenues rather than borrowing through the capital markets. The consequence for municipal bond investors has been a relative shortage of supply.

In the portfolio, we have maintained a conservative duration believing that rates were sure to rise. Although this has not hurt relative performance, we were definitely wrong on the direction of rates. The good news though is that the municipal yield curve still has a positive slope. Thirty-year high-grade municipal bonds currently yield about 130 basis points more than one-year issues. Although we don't expect rates to rise significantly from here, we do believe that there will be an opportunity to initiate new positions at lower dollar prices before year-end.

Sincerely,

[/s/ John D. Knox]
John D. Knox
Managing Director
Trainer Wortham & Company, Inc.

Past performance is no guarantee of future results. Share prices fluctuate and you may have a gain or loss when you redeem shares.

This material is to be preceded or accompanied by a prospectus. The U.S. Government guarantees the payment of principal and interest on U.S. Treasury securities, while the principal and investment return of Trainer Wortham Funds are not guaranteed and will vary over time. Shares of the Trainer Wortham Funds are distributed by Provident Distributors, Inc. which is not affiliated with First Republic Bank and is not a bank. Trainer Wortham & Co., Inc. is the investment advisor to the Funds, for which it receives a fee.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, ANY BANK, ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

TRAINER WORTHAM CALIFORNIA INTERMEDIATE TAX-FREE FUND
SCHEDULE OF INVESTMENTS                                            JUNE 30, 2000
--------------------------------------------------------------------------------

PRINCIPAL                                                                       MARKET
  AMOUNT                                                                        VALUE
----------                                                                    ----------
              BOND - 92.19%
              MUNICIPAL
$  250,000    Foothill/Eastern Corridor Agency, California Toll Road
              Revenue, 4.500%, 01/15/08...................................    $  247,812
   250,000    San Diego County, California, Regional Transportation
              Commission, Sales Tax Revenue, Series A, 5.500%, 04/01/08...       263,750
   250,000    Riverside County, California, Transportation Commission,
              Sales Tax Revenue, Series A, 4.625%, 06/01/08...............       249,687
   250,000    University of California, Revenue, Multi-Purpose Projects,
              Series F, 5.000%, 09/01/08..................................       255,938
   250,000    Orange County, California, Local Transportation Authority,
              Sales Tax Revenue, 5.050%, 02/15/09.........................       254,063
   250,000    San Mateo Foster City, California, School District, 4.750%,
              08/01/10....................................................       249,687
   250,000    California State General Obligation, 5.250%, 10/01/10.......       258,125
   250,000    Los Angeles, California, Unified School District, 5.250%,
              07/01/11....................................................       257,500
   300,000    California State, Public Works, Lease Revenue, California
              Community Colleges, Series B, 5.000%, 09/01/12..............       300,750
   300,000    Foothill/Eastern Corridor Agency, California Toll Road
              Revenue, Senior Lien, Series A, 7.150%, 01/01/13............       266,625
   325,000    San Francisco, California, Bay Area Rapid Transit, Sales Tax
              Revenue, 5.250%, 07/01/16...................................       321,344
 1,000,000    Campbell, California, Unified School District, 0.000%,
              08/01/18....................................................       353,750
                                                                              ----------
              TOTAL INVESTMENTS (COST $3,311,620*) - 92.19%...............     3,279,031
              OTHER ASSETS LESS OTHER LIABILITIES - 7.81%.................       277,775
                                                                              ----------
              NET ASSETS - 100.00%........................................    $3,556,806
                                                                              ==========
* Cost for Federal income tax purposes is $3,311,620 and net unrealized depreciation consists of:
              Gross unrealized appreciation...............................    $    9,855
              Gross unrealized depreciation...............................       (42,444)
                                                                              ----------
              Net unrealized depreciation.................................    $  (32,589)
                                                                              ==========

The notes to financial statements are an integral part of these statements.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000
--------------------------------------------------------------------------------

                                                              CALIFORNIA INTERMEDIATE
                                                                   TAX-FREE FUND
                                                              -----------------------
ASSETS
  Investments in securities at market value (identified
    cost $3,311,620) (Note 1)...............................        $3,279,031
  Cash......................................................           247,640
  Receivables:
    Dividends and interest..................................            52,179
  Reimbursement due from Advisor............................             1,476
  Other assets..............................................               792
                                                                    ----------
    TOTAL ASSETS............................................         3,581,118
                                                                    ----------
LIABILITIES
  Accrued expenses..........................................            24,312
                                                                    ----------
    TOTAL LIABILITIES.......................................            24,312
                                                                    ----------
NET ASSETS
  (applicable to outstanding shares of 359,654; unlimited
    shares of $0.001 par value authorized)..................        $3,556,806
                                                                    ==========
  Net asset value, offering and redemption price per
    share...................................................        $     9.89
                                                                    ==========
SOURCE OF NET ASSETS
  Paid-in capital...........................................        $3,640,723
  Undistributed net investment income.......................             1,110
  Accumulated net realized loss on investments..............           (52,438)
  Net unrealized depreciation of investments................           (32,589)
                                                                    ----------
    NET ASSETS..............................................        $3,556,806
                                                                    ==========

The notes to financial statements are an integral part of these statements.

STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 2000
--------------------------------------------------------------------------------

                                                              CALIFORNIA INTERMEDIATE
                                                                   TAX-FREE FUND
                                                              -----------------------
INVESTMENT INCOME
  Interest..................................................         $193,206
                                                                     --------
    TOTAL INCOME............................................          193,206
                                                                     --------
EXPENSES
  Advisory fees (Note 3)....................................           19,617
  Administrator expense.....................................            5,879
  Transfer agent fees.......................................           26,632
  Bookkeeping and pricing...................................           22,080
  Insurance expense.........................................              139
  Custodian fees............................................            4,864
  Legal expense.............................................           10,078
  Registration expense......................................            7,486
  Independent accountants...................................            2,750
  Trustees' fees and expenses...............................            2,478
  Reports to shareholders...................................            3,257
  Other.....................................................            7,188
                                                                     --------
    TOTAL EXPENSES..........................................          112,448
    Expenses waived and reimbursed (Note 3).................          (79,753)
                                                                     --------
    NET EXPENSES............................................           32,695
                                                                     --------
    NET INVESTMENT INCOME...................................          160,511
                                                                     --------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss from security transactions..............          (52,438)
  Net change in unrealized depreciation of investments......          (21,098)
                                                                     --------
  Net unrealized loss on investments........................          (73,536)
                                                                     --------
  Net increase in net assets resulting from operations......         $ 86,975
                                                                     ========

The notes to financial statements are an integral part of these statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   CA INTERMEDIATE
                                                                    TAX-FREE FUND
                                                              -------------------------
                                                                 YEAR          PERIOD
                                                                 ENDED         ENDED
                                                               JUNE 30,       JUNE 30,
                                                                 2000         1999(1)
                                                              -----------    ----------
OPERATIONS
  Net investment income.....................................  $   160,511    $    1,047
  Net realized loss on investments..........................      (52,438)           --
  Net change in unrealized depreciation of investments......      (21,098)      (11,491)
                                                              -----------    ----------
  Net increase (decrease) in net assets resulting from
    operations..............................................       86,975       (10,444)
                                                              -----------    ----------
DISTRIBUTIONS TO SHAREHOLDERS
  Distributions from net investment income..................     (160,448)           --
                                                              -----------    ----------
    Total distributions.....................................     (160,448)           --
                                                              -----------    ----------
CAPITAL SHARE TRANSACTIONS
  Receipt from shares sold..................................    1,217,603     4,875,000
  Receipt from shares issued on reinvestment of
    distributions...........................................      155,601            --
  Shares redeemed...........................................   (2,607,481)           --
                                                              -----------    ----------
  Net increase (decrease) in net assets resulting from
    capital share transactions(a)...........................   (1,234,277)    4,875,000
                                                              -----------    ----------
    Total increase (decrease) in net assets.................   (1,307,750)    4,864,556
NET ASSETS
  Beginning of period.......................................    4,864,556            --
                                                              -----------    ----------
  End of period.............................................  $ 3,556,806    $4,864,556
                                                              ===========    ==========
  (a) Transactions in capital stock were:
      Shares sold...........................................      123,299       489,113
      Shares issued on reinvestment of distributions........       15,935            --
      Shares redeemed.......................................     (268,693)           --
                                                              -----------    ----------
      Net increase (decrease)...............................     (129,459)      489,113
      Beginning balance.....................................      489,113            --
                                                              -----------    ----------
      Ending balance........................................      359,654       489,113
                                                              ===========    ==========

-------------------------------------------
(1) The California Intermediate Tax-Free Fund commenced operations on June 10, 1999.

The notes to financial statements are an integral part of these statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The tables below set forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                CA INTERMEDIATE
                                                                 TAX-FREE FUND
                                                              --------------------
                                                                YEAR       PERIOD
                                                               ENDED       ENDED
                                                              JUNE 30,    JUNE 30,
                                                                2000      1999(1)
                                                              --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD........................   $ 9.95      $10.00
                                                               ------     -------
  INCOME FROM INVESTMENT OPERATIONS
  ---------------------------------
  Net investment income.....................................     0.38        0.01
  Net losses on securities (both realized and unrealized)...    (0.06)      (0.06)
                                                               ------     -------
    Total from investment operations........................     0.32       (0.05)
                                                               ------     -------
  LESS DISTRIBUTIONS
  ------------------
  Dividends from net investment income......................    (0.38)         --
  Distributions from capital gains..........................       --          --
                                                               ------     -------
    Total distributions.....................................    (0.38)         --
                                                               ------     -------
NET ASSET VALUE, END OF PERIOD..............................   $ 9.89      $ 9.95
                                                               ======     =======
TOTAL RETURN................................................    3.34%      (0.50%)+

RATIOS/SUPPLEMENTAL DATA
------------------------
  Net assets, end of period (in 000's)......................   $3,557      $4,865
  Ratio of expenses to average net assets before
    reimbursement of expenses by Advisor....................    2.58%       6.27%*
    after reimbursement of expenses by Advisor..............    0.75%       0.75%*
  Ratio of net investment income (loss) to average net
    assets before reimbursement of expenses by Advisor......    1.86%      (4.88%)*
    after reimbursement of expenses by Advisor..............    3.69%       0.64%*
  Portfolio turnover rate...................................      48%          --

-------------------------------------------
 (1) The California Intermediate Tax-Free Fund commenced operations on June 10, 1999.
+ Since inception, not annualized.
* Annualized.

The notes to financial statements are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS                                      JUNE 30, 2000
--------------------------------------------------------------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
Trainer Wortham Funds (the "Trust") is an open-end investment management company which currently offers shares of four series: Trainer Wortham First Mutual Fund ("First Mutual Fund"); Trainer Wortham Large-Cap Growth Fund ("Large-Cap Growth Fund"); Trainer Wortham Total Return Bond Fund ("Total Return Bond Fund"); and Trainer Wortham California Intermediate Tax-Free Fund ("California Intermediate Tax-Free Fund") a non-diversified series. Each Fund has distinct investment objectives and policies. This Annual Report relates to the California Intermediate Tax-Free Fund. Information on the First Mutual Fund, the Large-Cap Growth Fund and the Total Return Bond Fund is provided in separate reports. California Intermediate Tax-Free Fund commenced operations on June 10, 1999. Trainer Wortham & Co., Inc., the Trust's investment advisor, has agreed to bear all of the costs incurred in connection with the organization and initial registration of the Fund's shares.

The California Intermediate Tax-Free Fund seeks to obtain as high a level of interest income exempt from Federal income tax and California personal income tax as is consistent with prudent investment management. The Fund seeks to achieve its objective by investing in debt securities whose interest income is not includable in gross income for Federal income tax purposes and is exempt from California personal income taxes.

Due to the inherent risk in any investment program, the Fund cannot ensure that its investment objectives will be realized. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

A. SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Unlisted securities, or listed securities in which there were no sales, are valued at the mean of the closing bid and ask prices. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost which approximates market value. All other securities are valued at their fair value as determined in good faith by the Board of Trustees.

B. OTHER. As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Those differences are primarily due to different treatments for net operating losses and post-October capital losses.

C. NET ASSET VALUE PER SHARE. Net asset value per share of the capital stock of a Fund is determined daily as of the close of trading on the New York Stock Exchange by dividing the value

NOTES TO FINANCIAL STATEMENTS (CONTINUED)                          JUNE 30, 2000
--------------------------------------------------------------------------------

of its net assets by the number of Fund shares outstanding. The offering price and redemption price per share is the same as the net asset value per share.

D. FEDERAL INCOME TAXES. It is the policy of each Fund to comply with requirements of the Internal Revenue Code applicable to regulated investment companies, if such qualification is in the best interest of its stockholders, and to make distributions of net investment income and capital gains (after reduction for any amounts available for Federal income tax purposes as capital loss carryovers) sufficient to relieve it from all, or substantially all, Federal income taxes. As of June 30, 2000 the Fund has a $19,260 capital loss carryover available for Federal income tax purposes which expires in 2008. The Fund has also realized $33,178 of capital losses for financial reporting purposes which have been deferred for Federal income tax purposes.

E. USE OF ESTIMATES IN FINANCIAL STATEMENTS. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities, other than short-term investments, for the year ended June 30, 2000 are as follows:

                                                              PURCHASES       SALES
                                                              ----------    ----------
California Intermediate Tax-Free Fund.......................  $2,418,245    $1,831,704

NOTE 3 - INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES Trainer Wortham & Co., Inc. (the "Advisor") is the investment advisor for the Trust pursuant to four separate investment advisory agreements (the "Agreements"). Under the terms of the Agreement, the Advisor receives an annual fee, accrued daily and paid monthly, of 0.45% of the average daily net assets of the California Intermediate Tax-Free Fund. The Advisor has agreed, pursuant to an Operating Expenses Agreement, to waive its advisory fees and/or reimburse other operating expenses in amounts necessary to limit the annual operating expenses of the California Intermediate Tax-Free Fund to 0.75% of the fund's average daily net assets to at least June 30, 2000. During the year ended June 30, 2000 the Advisor waived advisory fees and/or reimbursed other operating expenses in the amount of $79,753 for the California Intermediate Tax-Free Fund.

Certain officers and trustees of the Trust are affiliated persons of the Advisor.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees
Trainer Wortham Funds
New York, New York

We have audited the statement of assets and liabilities of Trainer Wortham California Intermediate Tax-Free Fund (one of the series constituting Trainer Wortham Funds), including the schedule of investments, as of June 30, 2000, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period June 10, 1999 (commencement of operations) to June 30, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trainer Wortham California Intermediate Tax-Free Fund series of Trainer Wortham Funds as of June 30, 2000, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period June 10, 1999 to June 30, 1999 in conformity with generally accepted accounting principles.

                                                BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
July 27, 2000

ILLUSTRATION OF $10,000 INVESTMENT
--------------------------------------------------------------------------------

The graph below compares the increase in value of a $10,000 investment in the Trainer Wortham California Intermediate Tax-Free Fund with the performance of the Lehman California Municipal Index. The values and returns for the Trainer Wortham California Intermediate Tax-Free Fund include reinvested dividends. Unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.

Average Annual Total Return

1 Year          3.34%
Since Inception 2.67%*

Past performance is not predictive of future performance.

                                                                        CA TAX-FREE                       LEHMAN CA MUNI
                                                                        -----------                       --------------
06/10/99                                                                  10,000
06/30/99                                                                   9,950                             10,000
06/30/00                                                                  10,282                             10,345

* Fund commenced operations June 10, 1999.

                             TRAINER WORTHAM FUNDS
                          845 Third Avenue, 6th Floor
                               New York, NY 10022

OFFICERS                                       AUDITORS
                                               Briggs, Bunting & Dougherty, LLP
David P. Como                                  Two Logan Square, Suite 2121
President                                      Philadelphia, PA 19103

John D. Knox
Vice President                                 CUSTODIAN
                                               UMB Bank KC, NA
Robert J. Vile                                 P.O. Box 412797
Vice President                                 Kansas City, MO 64141

Brian J. O'Neill                               FUND ADMINISTRATION
Treasurer                                      PFPC Inc.
                                               3200 Horizon Drive
Kelly O'Neill                                  King of Prussia, PA 19406
Secretary

INVESTMENT ADVISOR
Trainer Wortham & Co., Inc.
845 Third Avenue, 6th Floor
New York, NY 10022

Distributed by Provident Distributors, Inc., 3200 Horizon Drive, King of Prussia, PA 19406 -- DFU 8/00

This report is submitted for the general information of the shareholders of the Trust. It is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective Prospectus which includes details regarding the Trust's objectives, policies, expenses and other information.

     TRUSTEES:

     Robert H. Breslin, Jr.
     David P. Como
     Raymond Eisenberg
     Todd L. Eisenberg
     David Elias
     Robert S. Lazar
     Martin S. Levine
     Timothy J. O'Hara
     James F. Twaddell

     For more complete information including
     charges and expenses, you may request
     a prospectus by calling:
                                  888.257.4450

                             [TRAINER WORTHAM LOGO]
                   845 Third Avenue, New York, New York 10022
            888.257.4450 - Fax: 415.288.1401-www.trainerwortham.com

                          [TRAINER WORTHAM FUNDS LOGO]

                                 ANNUAL REPORT
                                 June 30, 2000

                     CALIFORNIA INTERMEDIATE TAX-FREE FUND

                                  888.257.4450